UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2022

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 16, 2022, Brinker International, Inc. (the “Company”) announced that Wyman T. Roberts, Chief Executive Officer and President, President of Chili’s Grill & Bar and a member of the Company’s Board of Directors (the “Board”), will retire as CEO and President of the Company and President of Chili’s Grill & Bar and resign from the Board effective as of June 5, 2022. Mr. Roberts will continue to serve as a non-executive Senior Advisor to the Company through December 5, 2022, at which time he has agreed to provide consulting services to the Company for an additional six months through June 5, 2023.
On May 11, 2022, the Board appointed Kevin Hochman, 48, to serve as Chief Executive Officer and President of the Company, President of Chili’s Grill & Bar and a member of the Board, effective as of June 6, 2022 (the “Hochman Start Date”).
Mr. Hochman has most recently served as President and Chief Concept Officer of KFC U.S., a subsidiary of Yum! Brands, Inc. from March 2017 to May 2022, where he oversaw KFC’s overall brand strategy and business performance in the United States. From December 2019 to January 2022, Mr. Hochman also held the role of Interim President of Pizza Hut U.S. Prior to that, also at Yum! Brands, Mr. Hochman served as Chief Marketing Officer for KFC U.S. from January 2014 to February 2017. Prior to joining Yum! Brands, Mr. Hochman spent 18 years at Procter & Gamble, most recently as the North America Business Line Leader for the Cosmetics Division, from 2012 to 2014, and otherwise holding various senior leadership roles in Marketing & Finance with Procter & Gamble. Mr. Hochman earned both a Bachelor of Arts in Economics, Finance and Mass Communications and a Bachelor of Science in Accounting and Finance from The Wharton School at the University of Pennsylvania.
There are no family relationships between Mr. Hochman and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Hochman Employment Agreement
In connection with his appointment, the Company and Mr. Hochman entered into an Employment Agreement (the “Hochman Employment Agreement”), which sets forth the terms of Mr. Hochman’s’ employment with the Company. The Hochman Employment Agreement provides for (i) an initial annual base salary of $900,000, (ii) a target annual bonus equal to 110% of base salary, (iii) a $400,000 sign-on bonus, of which $250,000 will be payable as soon as practicable following the Hochman Start Date and is subject to repayment in the event Mr. Hochman voluntarily resigns or is terminated for cause within his first 12 months of employment, and $150,000 is payable on the one-year anniversary of the Hochman Start Date, (iv) a grant of $1,500,000 in restricted stock units under the Company’s Stock Option and Incentive Plan, intended to compensate Mr. Hochman for certain foregone compensation from his prior employer, which will vest in full on the third anniversary of the date of grant (the “Make Whole Equity Award”); and (v) reimbursement of up to $20,000 in legal fees incurred in connection with negotiation of the Hochman Employment Agreement.
The Hochman Employment Agreement also includes certain severance provisions in the event that Mr. Hochman’s employment is terminated without Cause or he resigns for Good Reason (each as defined in Hochman Employment Agreement) as follows: (i) a payment equal to 2.00X his base salary, payable in installments over 24 months, (ii) a target annual bonus for the year of termination, (iii) any earned but unpaid prior year bonus; (iv) accelerated vesting and settlement of any unvested portion of the Make Whole Equity Award; and (v) up to 18 months of subsidized premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). In the event that such a termination occurs within two years following a Change in Control (as defined in Hochman Employment Agreement) item (i) above is replaced with a lump sum cash payment equal to 3.00X the executive’s base salary.
Roberts Transition Agreement
In connection with his departure, the Company and Mr. Roberts expect to enter into a Transition Services and Separation Agreement, which sets forth the terms of Mr. Roberts’ separation (the “Roberts Transition Agreement”). The Roberts Transition Agreement will provide for: (i) a $60,000 monthly salary from June 6, 2022 through December 5, 2022 to compensate Mr. Roberts for his services as Senior Advisor, (ii) a $1,850,000 restricted stock unit award under the Company’s Stock Option and Incentive Plan in lieu of any fiscal 2023 equity award, which award generally will vest on the third anniversary of the date of grant, subject to his compliance with the terms and conditions set forth therein, including a two-year non-competition covenant, and (iii) up to 18 months of subsidized premiums for continued group health coverage following his termination of employment. The Roberts Transition Agreement will also provide for a six-month consulting period following Mr. Wyman’s termination of employment in December 2022, for which he will receive a consulting fee of $60,000 per month and will be available to provide transition services to the Company and Mr. Hochman. Mr. Wyman is not expected to receive any other incentive compensation, including any fiscal 2023 annual bonus, during his period of service as Senior Advisor and a consultant to the Company.
Further information about Mr. Hochman and his appointment as Chief Executive Officer, and about Mr. Roberts and his transition and retirement are included in the Company’s press release issued on May 16, 2022, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1    Brinker International, Inc. Press Release dated May 16, 2022.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: May 16, 2022	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)